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                                                                    Exhibit 10.5

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN AMENDED AND RESTATED SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF JUNE 13, 2002, AS AMENDED, AMONG IMAGEMAX, INC., IMAGEMAX OF DELAWARE, INC., TDH III, L.P., LVIR INVESTOR GROUP, LP, ROBERT E. DRURY AND COMMERCE BANK, NA, INDIVIDUALLY AND AS AGENT.


                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT is between IMAGEMAX, INC., a Pennsylvania corporation ("ImageMax"), IMAGEMAX OF DELAWARE, INC., a Delaware corporation ("ImageMax Delaware"; and ImageMax and ImageMax Delaware individually a "Company" and collectively the "Companies") and TDH III, L.P., a Delaware limited partnership, individually and as agent ("Secured Party").

          WHEREAS, concurrently herewith, the Companies, TDH III, L.P. ("TDH"), LVIR Investor Group, LP ("LVIR") and Robert E. Drury ("Drury"; and TDH, LVIR and Drury individually a "Purchaser" and collectively the "Purchasers"), are entering into a Subordinated Loan and Amendment Agreement (as amended, restated or otherwise modified from time to time the "Loan Agreement"); and

          WHEREAS, it is a condition precedent to Purchasers' performance of their obligations under the Loan Agreement that the Companies execute this Security Agreement; and

          WHEREAS, the Companies have obtained senior financing (the "Senior Loan") from Commerce Bank, NA and FirsTrust Bank ("Senior Lenders") and the security interest granted herein is subordinate to the security interest granted to such Senior Lenders as provided in the Subordination Agreement;

          NOW THEREFORE, intending to be legally bound, the Companies and the Secured Party agree as follows:

          1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement. Whenever used herein the following terms shall, unless the context otherwise requires, have the following respective meanings:

                   (a) "Account Debtor" means the Person who is obligated on an account or contract right.


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                   (b) "Collateral" means all of the following property of each
Company, whether now owned or hereafter acquired and whether now existing or hereafter arising: (i) accounts (including health-care insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes); (v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory, including raw materials, work in process, or materials used or consumed in either Company's business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed;
(viii) goods of every nature, including stock-in-trade and goods on consignment, and computer programs embedded in such goods; (ix) equipment, including machinery, vehicles and furniture; (x) fixtures; (xi) commercial tort claims, if any, described on Schedule A hereto; (xii) letter of credit rights; (xiii) general intangibles, of every kind and description, including payment intangibles, software, computer information, source codes, object codes, records and data, all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies; (xiv) all supporting obligations of all of the foregoing property; (xv) all property of either Company now or hereafter in Secured Party's possession or in transit to or from, or under the custody or control of, Secured Party or any affiliate thereof; (xvi) all cash and cash equivalents thereof; and (xvii) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof. All terms used in this definition shall have the meanings set forth in the Uniform Commercial Code.

                   (c) "Fair Market Value" means the value of property determined in an arm's length transaction between a willing and informed buyer under no compulsion to buy and a willing and informed seller under no compulsion to sell.

                    (d) "Liabilities" means all existing and future liabilities, whether absolute or contingent, of either Company to the Secured Party or any Purchaser arising hereunder, under the Loan Agreement or under any Note.

                   (e) "Person" means an individual, a corporation, a limited liability company, a government or governmental subdivision or agency or instrumentality, a business trust, an estate, a trust, a partnership, a cooperative, an association, two or more Persons having a joint or common interest, or any other legal or commercial entity.

                   (f) "Prevailing Interest Rate" means as of the date of determination the highest rate of interest payable by the Company under any Note.

                   (g) Uniform Commercial Code means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Pennsylvania.

          2. Grant of Security Interest. (a) To secure the payment, promptly when due, and the punctual performance of all of the Liabilities, each Company hereby grants to the Secured Party for its benefit and the ratable benefit of each Purchaser a continuing lien upon and security interest in all of the Collateral, subject in priority only to the security interest of the Senior Lenders as set forth in the Subordination Agreement. The Companies, at their expense, shall take such actions (including, without limitation, the filing of Uniform Commercial Code financing statements) as shall be necessary or appropriate to perfect, and maintain perfection of, the security interest granted hereby.

         (b) If any personal property which becomes part of the Collateral is subject to a conditional bill of sale, security agreement or other lien covering such property, then, in the event of any Event of Default under this Security Agreement, all the right, title and interest of either Company in and to any and all such personal property is hereby assigned to the Secured Party, together with the benefits of any deposits or payments now or hereafter made by the Company, or the predecessors or successors in title to the Company in the Collateral. Should the Secured Party desire to impose the lien of this Security Agreement more specifically upon said fixtures and articles of said personal property, the Companies will make, execute and deliver, or cause to be made, executed or delivered, on demand such security instrument as may be deemed necessary or appropriate or required to effectuate the same.

         (c) It is the intention of the Companies and of this instrument that the terms of the Security Agreement shall cover the interests of the Companies of whatever kind in and to all the Collateral of every kind and description owned by either Company or in which either Company may have an interest, and used or to be used in the operation of, or in connection with the operation of, the business of either Company together with replacements of any of the Collateral presently owned by either Company, and all increases and additions thereto, and all after acquired personal property used in connection with the business of either Company, or any interest therein, of any kind or description, hereafter acquired by either Company for use in the operation of, or connected with the operation of, said business, which after acquired property shall become a part of the Collateral. Neither Company will create any chattel paper without placing a legend on the chattel paper acceptable to the Secured Party indicating that the Secured Party has a security interest in the chattel paper.

          (d) The Companies authorize Secured Party to file at any time financing statements, continuation statements, and amendments thereto that describe the Collateral and to describe the Collateral as all assets of the Companies of the kind pledged hereunder and which contain any other information required by the Uniform Commercial Code for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether either Company is an organization, the type of organization and any organizational identification number issued to such Company, if applicable. Any such financing statements may be signed by the Secured Party on behalf of the Companies, as provided in the Uniform Commercial Code, and may be filed at any time in any jurisdiction whether or not Revised Article 9 of the Uniform Commercial Code is then in effect in that jurisdiction. Each Company shall from time to time execute and deliver to the Secured Party, at the request of the Secured Party, all Collateral that is negotiable and all other documents that Bank may reasonably request, in form satisfactory to the Secured Party, to perfect and continue perfected the Secured Party's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Purchase Documents. The Companies shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where the Secured Party chooses to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral is in possession of a third party bailee, the Companies shall take such steps as the Secured Party reasonably requests for the Secured Party to (i) obtain an acknowledgment, in form and substance satisfactory to the Secured Party, of the bailee that the bailee holds such Collateral for the benefit of the Secured Party, (ii) obtain "control" of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such items and the term "control" are defined in Revised Article 9 of the Uniform Commercial Code), with any agreements establishing control to be in form and substance satisfactory to the Secured Party.

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          3. Records and Certifications.

                   (a) The Companies shall faithfully keep complete and accurate books, records and equipment lists and make all necessary entries therein to reflect the quantities, costs, current values and locations of its Collateral and the transactions and facts giving rise to its accounts and contract rights, including without limit the identity and address of all Account Debtors and all payments, credits and adjustments to its accounts and contract rights. Each Company shall keep the Secured Party fully and accurately informed as to the location of all such books, lists and records. Each Company shall permit the Secured Party's and/or any Purchaser's agents to have access to such books, lists and records and to any other records pertaining to such Company's business and to remove any such books, lists and records relating to the Collateral from each Company's place of business or from another place where they may be found for the purpose of examining, auditing and copying them. Any of such books, lists or records so removed by the Secured Party's and/or any Purchaser's agents shall be returned to the Company from which they were removed as soon as the Secured Party or applicable Purchaser shall have completed its inspection, audit or copying of them. The Secured Party's and/or any Purchaser's right to take possession of such books, lists and records shall be enforceable after an acceleration of the Liabilities by an action of replevin or by any other appropriate remedy at law or in equity, and the Companies consent to the entry of judicial orders and injunctions enforcing such rights, without prior notice to the Companies or opportunity to be heard.

          4. Maintenance of Collateral. Each Company shall care for all of the Collateral and afford it suitable preventative maintenance consistent with past practice. The Companies will pay the cost of all repairs to or maintenance of the Collateral and will not permit anything to be done that might in any way impair the value of any of the Collateral or any of the security intended to be afforded by this Agreement. Each Company will adopt and adhere to a system with respect to the Collateral capable of permitting the Companies and the Secured Party to identify readily at any time the location and condition of each and every item of the Collateral.

          5. Title, etc. The Companies have acquired absolute and exclusive title to each and every item or unit of the Collateral free and clear of all liens, claims, security interests and other encumbrances, except those created hereby in favor of the Secured Parties and those in favor of the Senior Lenders, and each Company will warrant and defend its title to the Collateral, subject to the rights of the Secured Party and the Senior Lenders, against the claims and demands of all persons whomsoever. Without limiting the generality of the foregoing and except for security interests granted to secure payment of the Senior Loan and security interests permitted under the Loan Agreement ("Permitted Liens"), neither Company will pledge, assign or otherwise encumber, or permit any liens or security interests to attach to, any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process. Upon any breach of the foregoing covenant against encumbrances, the Secured Party or any Purchaser may discharge the encumbrance for the account of and without notice to the Companies, and all expenses incurred by the Secured Party or any Purchaser in so doing, together with interest thereon at the Prevailing Interest Rate, shall be added to the Liabilities and shall be payable by the Companies on demand. Without the prior written consent of the Secured Party in each case, neither Company will sell, exchange, lease, lend, salvage, replace or otherwise dispose of any item or unit of the Collateral or any of such Company's rights therein, except that so long as neither Company is in default hereunder, each Company shall have the right in the ordinary course of its business to process and sell its inventory and to replace worn or exhausted items or units of equipment with new items or units of equipment of the same kind or character and having a market value equal to or greater than the market value of the replaced items or units when new.

          6. Taxes and Liens. The Companies will notify the Secured Party as soon as is reasonably practicable in the event there ever arises against any of the Collateral any lien, assessment, tax or other liability other than (a) the lien created hereby in favor of the Secured Party or (b) the liens securing the Senior Loan and the Permitted Liens. In any such event, whether or not such notice is given, the Secured Party and any Purchaser shall (unless such lien, assessment, tax or other liability is the subject of an appeal by either Company and an appropriate bond has been posted to stay the effect of any resulting lien) have the right (but shall be under no obligation) to pay any tax or other liability of either Company deemed by the Secured Party or any Purchaser in good faith to affect the Secured Party's or any Purchaser's interests hereunder. The Companies shall repay to the Secured Party or any applicable Purchaser on demand all sums which the Secured Party or any applicable Purchaser shall have paid under this section in respect of taxes or other liabilities of either Company, with interest thereon at the Prevailing Interest Rate, and the liability of the Companies to the Secured Party or any applicable Purchaser for such repayment with interest shall be included in the Liabilities. The Secured Party or any applicable Purchaser shall be subrogated to the extent of any such payment by it to all the rights and liens of the payee against either Company's assets. Each Company shall furnish to the Secured Party from time to time upon the Secured Party's request proof satisfactory to the Secured Party of the making of all payments or deposits required by applicable law to be made with respect to amounts withheld by each Company from wages and salaries of employees and amounts contributed by each Company on account of federal, state or other income or wage taxes and amounts due under the Federal Insurance Contributions Act or the Federal Unemployment Tax Act or any similar legislation.

          7. Insurance. The Companies shall bear all risk of loss, destruction and damage to any and all of the inventory and equipment from any cause whatsoever at any time during the term of this Agreement, and shall at their own cost and expense obtain and keep in full force and effect, in kind and form reasonably satisfactory to the Secured Party and with insurers of recognized standing in the financial community or otherwise approved by the Secured Party, all risk of physical loss or damage insurance covering the inventory and equipment wherever the same may be, insuring against the risks of fire, explosion, theft and such other risks as are customarily insured against by corporations engaged in the same business and similarly situated with the Companies (and specifically including vandalism, malicious mischief coverage), in an amount or amounts usually carried by corporations engaged in the same business and similarly situated with the Companies. All policies of such insurance shall be written for the benefit of the Companies and the Secured Party as the insureds, shall bear an endorsement in form satisfactory to the Secured Party naming the Secured Party and the Companies as loss payees, as their respective interests may appear, and shall provide for at least thirty
(30) days' advance written notice to the Secured Party of any cancellation. The Secured Party and the Companies agree that all insurance proceeds shall be payable to the Companies if at the time of such payment no Event of Default then exists and the Companies deliver to the Secured Party a certificate to such effect. All such policies (or in the Secured Party's discretion certificates therefor) shall be provided by the Company to the Secured Party upon written request. If either Company fails to pay any premium on any such insurance, the Secured Party or any Purchaser shall have the right, but shall be under no obligation, to pay such premium for either Company's account. The Companies shall repay to the Secured Party and/or any applicable Purchaser on demand all sums which the Secured Party and/or any applicable Purchaser shall have paid under this section in respect of insurance premiums, with interest thereon at the Prevailing Interest Rate, and the liability of the Companies to the Secured Party and/or any applicable Purchaser for such repayment with interest shall be included in the Liabilities. The Companies hereby assign to the Secured Party any return or unearned premium which may be due upon the cancellation for any reason whatsoever of any policy of insurance maintained in respect of the Collateral and hereby direct the insurer to pay the Secured Party any amount so due, except that the Secured Party shall have no right to any such amount unless and until there exists an Event of Default. The rights of the Companies to receive payment of any such return or unearned premium and the proceeds of any such insurance shall constitute a part of the Collateral for all purposes hereof.

          8. Control of and Access to Inventory and Equipment, etc. Each Company shall maintain possession and control of its inventory and equipment consistent with the ordinary course of the business of the Company, provided that after the acceleration of the Liabilities the Secured Party shall have the right to take possession of such inventory and equipment or any portion thereof, and for the purpose of taking custody of each Company's inventory each Company agrees that upon request of the Secured Party it will lease warehousing space in such Company's own premises to the Secured Party and will erect such structures and post such signs as the Secured Party may, subject to the prior lien rights of the Senior Lenders, require in order to place such inventory under the exclusive control of the Secured Party. Notwithstanding any taking of possession by the Secured Party of any inventory or equipment, the same shall remain at all times at each Company's sole risk, and to the fullest extent permitted by law the Secured Party shall not be responsible for any loss, damage or diminution in the value thereof. If any of either Company's inventory or equipment is or becomes evidenced by a document of title, the Secured Party may require such Company to promptly deliver the same to the Secured Party appropriately endorsed to the Secured Party's order. All costs of transportation, packaging, custody, processing, storage, insurance and salvage of any unit or item of either Company's inventory or equipment which may be incurred by the Secured Party shall be promptly repaid to the Secured Party by the Companies together with interest thereon at the Prevailing Interest Rate, and the liability of the Companies to the Secured Party for such repayment with interest shall be included in the Liabilities. If any item or unit of the equipment is now or hereafter the subject of a certificate of title or is required by law so to be, upon request of the Secured Party, subject to the prior lien rights of the Senior Lender, the Companies will take all steps necessary to cause the Secured Party's lien or security interest therein to be noted on the face of such certificate and shall thereafter deposit the original of such certificate of title with the Secured Party. Each Company will afford the Secured Party's agents access to such Company's inventory and to each item or unit of such Company's equipment from time to time upon request for purposes of examination, inspection and appraisal and to verify such Company's records pertaining thereto.

          9. Notice of Loss, etc. Each Company, as soon as is reasonably practicable, will notify the Secured Party of any of the following: (i) any event causing any deterioration, loss or depreciation in value of any material item, unit or portion of the Collateral and of the amount thereof; (ii) any material adverse change in the financial condition of any Account Debtor whose total outstanding accounts due the Companies exceed $25,000 or any material adverse change in the collectibility of the accounts taken as a whole; or (iii) any material adverse change in the financial condition of any obligor whose total unpaid obligations due the Companies under any chattel paper or instruments exceeds $25,000.

          10. Significant Locations. The Companies jointly and severally represent and warrant to the Secured Party as follows: (i) none of either Company's Collateral consists of motor vehicles, railroad rolling stock, aircraft or vessels except as set forth in item 2 of Schedule A; (ii) none of either Company's Collateral constitutes goods of a type normally used in more than one jurisdiction for purposes of Section 9-301 of the Uniform Commercial Code except as set forth in item 3 of Schedule A; (iii) the chief executive office of each Company and all locations where either Company maintains a place of business are set forth in item 4 of Schedule A; (iv) all locations where either Company maintains records with respect to the Collateral are set forth in item 5 of Schedule A; (v) all locations where either Company stores or processes inventory are set forth in item 6 of Schedule A; and (vi) all locations where either Company keeps equipment are set forth in item 7 of Schedule A. The Companies will notify the Secured Party in writing upon any change in any location specified in Schedule A or the establishment of any additional place of business and will reimburse the Secured Party for the costs of any additional Uniform Commercial Code filings requested by the Secured Party as a result thereof. If any of the Collateral or any of the records of either Company concerning any of the Collateral are at any time to be located on premises leased by either Company, or any premises owned by either Company subject to a mortgage or other lien, such Company will obtain and deliver to the Secured Party, upon the delivery of any such Collateral or records to such premises, an agreement in form satisfactory to the Secured Party waiving the landlord's, mortgagee's or other lienholder's right to enforce against such Company any claims for monies due under the lease, mortgage or other lien by levy or distraint or other proceedings against the Collateral or such Company's records concerning the same and assuring the Secured Party's access to such Collateral and records to facilitate the Secured Party's exercise of its rights to take possession thereof.

                   In the event that either Company acquires at any time any interest in real estate, it shall promptly execute and deliver to Secured Party on behalf of the Purchasers a deed to secure debt, mortgage or similar instrument that grants a mortgage (or similar) lien to Secured Party in such property (subject only to Liens permitted under the Loan Agreement and any deed to secure debt, mortgage or similar instrument in favor of any other agent that secures any loan made by such agent to such Company to the extent, but only to the extent, the proceeds thereof are used by such Company to acquire such property). The Companies shall provide to Secured Party such evidence of such lien position in favor of Secured Party as Secured Party shall reasonably request.

          11. Further Assurances. Without limiting the Companies' obligations under paragraph 2 hereof, each Company will execute and deliver to the Secured Party from time to time all such other agreements, instruments and other documents (including without limitation all requested financing and continuation statements) and do all such other further acts and things as the Secured Party may reasonably request in order to further evidence or carry out the intent of this Agreement or to perfect the liens and security interest created hereby or intended so to be.

          12. Default and Remedies. The Companies shall be in default hereunder (an "Event of Default") upon

                   (1) the failure by either Company to observe any material provision of this Security Agreement, which failure shall continue for thirty (30) days after the earlier to occur of (i) either Company's actual knowledge of such event or (ii) receipt by the Companies of written notice thereof provided by the Secured Party; or

                   (2) the occurrence of any "Event of Default" under and as defined in the Loan Agreement.

                   Upon the occurrence of any Event of Default which shall be continuing, (i) unless the Secured Party shall elect otherwise the entire unpaid amount of such of the Liabilities as are not then otherwise due and payable shall become immediately due and payable without notice to or demand on either Company or any guarantor of any of the Liabilities (the Companies and all such guarantors, collectively, the "Obligors") and (ii) the Secured Party may at its option exercise from time to time any and all rights and remedies available to it under the Uniform Commercial Code or otherwise, including the right to collect, assemble, receipt for, adjust, modify, repair, refinish or refurbish (but without any obligation to do so) or foreclose or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings, and the Companies agree that the Secured Party, any of the Purchasers or any nominee thereof may become the purchaser at any such sale or sales. The Companies agree that ten (10) days shall be reasonable prior notice of the date of any public sale or other disposition of all or any part of the Collateral, or of the date on or after which any private sale or other disposition of the same may be made. All rights and remedies granted the Secured Party and/or any Purchaser hereunder or under any other agreement between the Secured Party and/or any Purchaser and either Company shall be deemed concurrent and cumulative and not alternative, and the Secured Party and/or any Purchaser may proceed with any number of remedies at the same time or at different times until all the Liabilities are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of or an election against any other right or remedy, and the Secured Party and/or any Purchaser may proceed against any one or more of the Obligors and the Collateral and any other collateral granted by either Company to the Secured Party under any other agreement, all in any order and through any available remedies. A waiver on any one occasion shall not be construed as a waiver or bar on any future occasion. All property of any kind held at any time by the Secured Party as Collateral shall stand as one general continuing collateral security for all the Liabilities and may be retained by the Secured Party as security until all the Liabilities are fully satisfied.

                   The Companies will pay to the Secured Party on demand any and all expenses (including reasonable attorneys' fees and legal expenses) which may have been incurred by the Secured Party with interest at the Prevailing Interest Rate from the date of demand (i) in connection with the enforcement of this Agreement; (ii) in the prosecution or defense of any action growing or connected with the subject matter of this Agreement, the Liabilities, the Collateral or any of the Secured Party's rights therein or thereto; or (iii) in connection with the custody, preservation, use, operation, preparation for sale or sale of any of the Collateral, the incurring of all of which are hereby authorized to the extent the Secured Party deems the same advisable. The liability of the Companies to the Secured Party for any such payment with interest shall be included in the Liabilities. The enumeration of specific Events of Default shall not compromise the demand character of any Liability which by its terms is payable on demand and demand may be made thereon at any time irrespective of the non-occurrence of any such Event of Default, any provision hereof to the contrary notwithstanding. The Proceeds of any Collateral received by the Secured Party at any time before or after default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, may be applied to the payment in full or in part of such of the Liabilities and in such order and manner as the Secured Party and the Purchasers may elect. Each Company to the extent of its rights in the Collateral waives and releases any right to require the Secured Party to collect any of the Liabilities from any other of the Collateral or any other Collateral then held by the Secured Party under any theory of marshaling of assets or otherwise.

          13. Power of Attorney. Each Company hereby irrevocably appoints any officer, employee or agent of the Secured Party as such Company's true and lawful attorney-in-fact with power, during the occurrence of an Event of Default, to (i) endorse such Company's name upon any notes, checks, drafts, money orders, or other instruments of payment that may come into the Secured Party's possession and which constitute proceeds of any Collateral; (ii) sign and endorse such Company's name upon any documents of title, invoices, freight or express bills, assignments, verifications and notices in connection with any of the Collateral, and any instruments or documents relating thereto or to such Company's rights therein; and (iii) execute and file one or more financing statements covering the Collateral. Any such attorney of either Company shall have full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as such Company might do, and each Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

          14. Miscellaneous. This Agreement shall commence on the date hereof and shall continue in full force and effect so long as any of the Liabilities shall exist from time to time. Upon the discharge of all Liabilities, this Agreement shall automatically terminate. No modification or waiver of any provision hereof shall be effective unless the same is in writing and signed by the Parties against whom its enforcement is sought. This Agreement may be signed in any number of counterparts and by different parties in separate counterparts, all with the same effect as if the signatures were on the same counterpart, and all counterparts hereof, taken together, shall constitute but one and the same Agreement. Words of any gender shall include any other gender, and singular words shall include the plural and vice versa, whenever the same is necessary to produce a fair and meaningful construction. All the rights and remedies of the Secured Party hereunder shall be cumulative with and not alternative to or in lieu of the Secured Party's rights and remedies under any other agreement or agreements. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, except that neither Company shall assign any of its obligations or rights hereunder without the prior written consent of the Secured Party. Captions in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction. All issues arising hereunder shall be governed by the laws of the Commonwealth of Pennsylvania.

          15. Governing Law. Jurisdiction. Venue and Service. THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES. EACH COMPANY HEREBY CONSENTS TO THE JURISDICTION OF THE STATE COURTS OF PENNSYLVANIA AND THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER RELATED DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY. EACH COMPANY EXPRESSLY WAIVES ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED UPON LACK OF VENUE. EACH COMPANY FURTHER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO SUCH COMPANY AT THE ADDRESS SET FORTH IN SECTION 15 OF THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH COMPANY'S ADDRESS.

          16. Waiver of Trial by Jury. SECURED PARTY AND ANY PURCHASER AND EACH COMPANY HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS.




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


          IN WITNESS WHEREOF, this Security Agreement has been duly executed under due authorization this 11th day of December, 2003.


                                                THE COMPANIES:

                                                IMAGEMAX, INC.



                                                By: /s/ David B. Walls
                                                    ------------------
                                                Name: David B. Walls
                                                Title: CFO


                                                IMAGEMAX OF DELAWARE, INC.



                                                By: /s/ David B. Walls
                                                    ------------------
                                                Name: David B. Walls
                                                Title: CFO


                                                THE SECURED PARTY:

                                                TDH III, L.P.,
                                                individually and as agent

                                                By: TDH III Partners, L.P.,
                                                    its general partner



                                                By: /s/ J.B. Doherty
                                                    ----------------
                                                Name: J. B. Doherty
                                                Title: General Partner


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